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                                                                   Exhibit 10(d)


                                 FIRST AMENDMENT
                     TO BIG LOTS, INC. AMENDED AND RESTATED
                           DIRECTOR STOCK OPTION PLAN


This First Amendment (the "Amendment"), dated August 20, 2002 (the "Effective Date"), to the Big Lots, Inc. Amended and Restated Director Stock Option Plan (f/k/a Consolidated Stores Corporation Amended and Restated Director Stock Option Plan) (the "Plan") is hereby made by the Board of Directors (the "Board") of Big Lots, Inc. (the "Company"). Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Plan.

WHEREAS, the Board believes it to be in the best interest of the Company to amend Section 5 of the Plan to increase the number of shares of Common Stock awarded and issued annually under an Option from 5,000 shares to 10,000 shares;

WHEREAS, Section 16 of the Plan authorizes the Board, at any time, to amend the Plan, except that no amendment to the Plan shall be made within six (6) months of any previous amendment; and

WHEREAS, the Plan has not been amended in the six (6) months preceding the Effective Date.

NOW, THEREFORE, the Board hereby amends the Plan as follows:

The first sentence of Section 5 of the Plan shall be deleted in its entirety and replaced as follows:

         Each Outside Director will be awarded and issued annually an Option to purchase ten thousand (10,000) shares of Common Stock.

Except as expressly modified by this Amendment, all terms of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed on behalf of the Company this 11th day of September, 2002.


ATTEST:                                BIG LOTS, INC.


/s/ Charles W. Haubiel II              By: /s/ Michael J. Potter
--------------------------------           -------------------------------------
Charles W. Haubiel II                          Michael J. Potter
Vice President, General Counsel                Chairman, Chief Executive Officer
and Corporate Secretary                        and President